UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2003


                             TRIPATH TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                      000-31081               77-0407364
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)


                              2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)


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Item 12.  Results of Operations and Financial Condition.

On July 28, 2003, Tripath Technology Inc. issued a press release announcing financial results for the quarter ended June 30, 2003 and held a conference call to discuss those financial results. Tripath Technology Inc. filed a Form 8-K which included as an Exhibit a copy of the press release. However, the Form 8-K was not filed until after the conference call had already been held. Accordingly, the Form 8-K is being amended to include a copy of the script for the conference call which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Tripath Technology Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRIPATH TECHNOLOGY INC.


Date:   July 28, 2003               /s/David P. Eichler
                                   -----------------------------------------
                                    David P. Eichler
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS



       99.2           Script for the Second Quarter 2003 Conference Call